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                                                                   Exhibit 10.3

                           Report of Arthur Andersen

To the Board of Directors and the Shareholders of NTT DoCoMo, Inc.:

  We have audited the consolidated balance sheet of NTT DoCoMo, Inc. (a Japanese corporation and a majority-owned subsidiary of Nippon Telegraph and Telephone Corporation) and subsidiaries as of March 31, 2001, and the related consolidated statement of operations and comprehensive income, shareholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NTT DoCoMo, Inc. and subsidiaries as of March 31, 2001, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen

Tokyo, Japan
August 3, 2001